Exhibit 99.1

Stadco Acquisition Conference Call September 29, 2021 © 2021 All rights reserved.

1. Stadco is a prime turnaround acquisition 2. Estimated average revenue over their last two fiscal years of approximately $15.5 million 3. Significant losses over the last few years 4. Stadco key personnel & assets remain in place 5. Stadco business prospects are good 6. Our focus is on the future Key focal points

COMPLEX MACHINING … FABRICATIONS & ASSEMBLIES … TOOLING Stadco, established in 1941, has been in North Los Angeles since its inception. The company has expanded several times, currently with 200,000 square feet of temperature - controlled operations.

Stadco, whose name was derived from Standard Tool and Die Co . , was founded in 1941 by Nat Handel, who expanded the business over the next few decades, ultimately selling to the Nazarian family in 1981 . The Nazarians sold Stadco to a private equity firm in 2010 for $ 27 million . Doug Paletz, who had spent eight years with Stadco, and Bob Parsi, who had spent 12 years with Stadco, left within two years of the sale . Stadco's financial condition and results of operations deteriorated under new ownership over the next several years . In November 2014 , an investment group led by Doug Paletz (CEO, Pres . ) and Bob Parsi (COO) acquired Stadco . Upon taking possession, the new management soon realized that the company was not in as good of a condition as expected and facing significant liabilities . Stadco was not only financially strapped but locked into production contracts that resulted in significant losses over the next several years, as well as financially responsible for damages for a previously defaulted contract . The remaining few loss pieces due under the various contracts are ending this year or in the beginning of calendar year 2022 . From the closing of its acquisition by the recent sellers, Stadco was in serious need of cash, resulting in several financially necessary but punitive transactions . Because of this, Stadco's management had been continually distracted from its core purpose in order to constantly find funds to make payroll and keep suppliers at bay . Stadco history

Stadco is a key supplier of large flight - critical components on several high - profile commercial and military aircraft programs, including military helicopters . It has been a critical supplier to a blue - chip customer base that includes some of the largest OEMs and prime contractors in the defense and aerospace industries . Stadco also provides tooling, customized molds, fixtures, jigs and dies used in the production of aircraft components . Some of Stadco's largest orders run on multi - year - based cycles and it is presently finalizing the latest in string of recurring long - term production contracts that will last through several years and provide a sound economic base upon which we believe we can grow the company . For some of these contracts, it is the most significant supplier, if not the actual or virtual sole supplier . Stadco business

Flight Capable High Profile Programs • Military - Lockheed / Sikorsky CH53K Helicopter - Boeing F - 15X - Raytheon Hypersonic Missiles - Lockheed Advanced Aircraft • Commercial - Boeing SLS - Lockheed Orion - Blue Origin New Shepard, New Glenn - Sierra Space Dream Chaser

Stadco has a long history of making critical high precision parts for the defense and civil aviation industry, national laboratories, various weapons programs, and space flight . It continues to do so . It has been a prime supplier of parts for the Sikorsky CH - 53 helicopter for over 45 years and continues to be a supplier of critical parts for the current CH - 53 E model and the new CH - 53 K King Stallion heavy lift helicopter . Sikorsky, on October 20 , 2020 , announced that it will build six additional production CH - 53 K King Stallion helicopters under a new contract for the U . S . Navy . The aircraft will further support the U . S . Marine Corps in its mission to conduct expeditionary heavy - lift assault transport of armored vehicles, equipment and personnel to support distributed operations deep inland from a sea - based center of operations . The six helicopters are part of 200 aircraft Program of Record for the U . S . Marine Corps, and their addition makes a total of 24 CH - 53 K production aircraft now under contract . Under the terms of this most recent contract - known as Low - Rate Initial Production (LRIP) Lot 4 - Sikorsky will begin delivery of the six aircraft in January 2024 . This 200 aircraft order does not include an expected order from Israel to replace 20 - 25 of its aging helicopters with the CH - 53 K as well as a possible order from Germany for up to 70 of the CH - 53 Ks . Production at Sikorsky is expected to increase to as many as 24 CH - 53 K helicopters per year over the next several years . On June 25 , 2021 , the U . S . Navy awarded Sikorsky a contract to build nine more CH - 53 K King Stallion helicopters . According to a Naval Air Systems Command statement, the Lot 5 contract includes nine helicopters for a value of $ 878 . 7 million, and an option for a Lot 6 contract worth $ 852 . 5 million for nine more helicopters . The Lot 5 low - rate initial production contract increases the number of CH - 53 Ks on contract to 33 . The Lot 5 aircraft are to be delivered in 2024 . Flight Capable High Profile Programs - Sikorsky

STADCO

Tooling capabilities

Large-scale, high-precision, complex geometry **INVAR, STEEL, ALUMINUM** tools successfully support composite part manufacturers.

LAY-UP MOLDS

BOND JIGS

TRIM TOOLS

DROP HAMMER/FORMING DIES

DRILL JIGS

SPF/HOT FORM DIES

RESIN TRANSFER MOLDS (RTM)

FIBER PLACEMENT MANDRELS

ASSEMBLY FIXTURES

MASTER GAUGES

UNIVERSAL HOLDING FIXTURES

MONOLITHIC GRAPHITE MOLDS

Stadco's decades-long history and success in the design and manufacturing of INVAR tooling, a versatile, low CTE, durable material (typically life of program) provides customers with a reliable and experienced partner. Comprehensive fabrication facilities closely tied to design & engineering provide maximum flexibility and responsiveness to customer design iterations.

• Coordination of initial design concepts; custom solutions • Concurrent engineering • Materials and process research • N/C programming • Fabrication and machining • Quality assurance planning and inspection • Coordination of outside processing • Final assembly Core capabilities

• Crane capacity in excess of 50 tons. • CNC machining up to 65 feet. • Large diameter turning capability up to 25 feet in diameter. • One of the largest electron beam weld chambers in North America • Experts in specialized tooling and machine design of Medium to Large tools • STADCO maintains all the critical tool fabrication processes in - house x Detail Material Processing x Bump Forming of Face Sheets x Welding x Laser Checking x Machining (Rough & Final) x Leak Checking Core capabilities (cont’d)

Six (6) 5 - Axis Milling Gantries Up to X=492"(12.5m), Y=157"(4.0m), Z=72"(1.8m) Ten (10) Horizontal Boring Mills (3 5 - axis & 7 3 - 4 axis) X=144"(3.65m), Y=120" (3.0m), Z=72" (1.8m) Two (2) 5 - Axis Vertical Contouring Mills X=120"(3.0m), Y=30"(.76m), Z=24"(.61m) Two (2) Horizontal Floor Mills X=730"(18.5m), Y=156"(3.96m), Z=120"(3.0m) One (1) Vertical Floor Mill X=198"(5.03m), Y=72"(1.8m), Z=30"(.76m) Four (4) Vertical Turret Lathes Up to 300” (7.62m) turning diameter CNC Rotary Tables Up to 120” (3.0m) in diameter Twenty - five (25) Overhead Cranes Lifting capacity over 50 tons 5 - AXIS VERTICAL GANTRY MILL X=492"(12.5m), Y=157"(4.0m), Z=59"(1.5m) Equipment list

Electron Beam Welding Machine Envelope : 320" x 84" x 78“ Stadco has one of the largest electron beam welding machines set up in the United States, allowing it to seamlessly weld thick pieces of titanium and other metals. Using this capability, it has produced the largest structural part for the F - 22 fighter plane, as well as space shuttle and launch vehicle components for NASA. Shielded X - Ray Room Envelope : 392.5" x 152" x 168" Electron Beam Welding and Inspection

1. Stadco is a prime turnaround acquisition 2. Estimated average revenue over their last two fiscal years of approximately $15.5 million 3. Significant losses over the last few years 4. Stadco key personnel & assets remain in place 5. Stadco business prospects are good 6. Our focus is on the future Summary

Wrap up © 2021 All rights reserved.